                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549

                                   ---------------

                                       FORM 8-K

                              CURRENT REPORT PURSUANT TO
                              SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  December 31, 1998


                              Hilton Hotels Corporation
                            -----------------------------
                             (Exact Name of Registrant as
                                Specified in Charter)



    Delaware                        1-3427                36-2058176
-----------------               -------------          ----------------
 (State or Other                 (Commission            (IRS Employer
 Jurisdiction of                     File               Identification
  Incorporation)                    Number)                   No.)


                               9336 Civic Center Drive
                           Beverly Hills, California  90210
                          ---------------------------------
                                (Address of Principal
                                  Executive Offices)



                                    (310) 278-4321
                           --------------------------------
                               (Registrant's telephone
                             number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 1998, Hilton Hotels Corporation (the "Registrant") announced that it had consummated the separation of its gaming business from its lodging business through a spin-off of its indirect wholly owned subsidiary, Park Place Entertainment Corporation. A copy of the Registrant's press release dated December 31, 1998 is attached hereto as Exhibit 99.14 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          7(b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information with respect to the Registrant's spin-off of Park Place Entertainment Corporation was previously reported by the Registrant in its definitive Joint Proxy Statement pursuant to Section
14(a) of the Securities Exchange Act of 1934, as amended, filed with the Securities and Exchange Commission (the "Commission") on October 23, 1998 and in its Form 8-K dated November 6, 1998 filed with the Commission on November 10, 1998.

          7(c) Exhibits
               --------
               4.1 First Supplemental Indenture dated December 31, 1998 by and among the Registrant, BNY Western Trust Company, as Trustee and Park Place Entertainment Corporation to the Indenture dated as of April 15, 1997 between the Registrant and BNY Western Trust Company, as Trustee

              99.1 Distribution Agreement dated as of December 31, 1998 between the Registrant and Park Place Entertainment Corporation

              99.2 Debt Assumption Agreement dated as of December 31, 1998 between the Registrant and Park Place Entertainment Corporation

              99.3 Assignment and License Agreement dated as of December 31, 1998 by and between the Registrant, Conrad International Royalty Corporation and Park Place Entertainment Corporation

              99.4 Hilton Hotels Corporation Corporate Services Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

              99.5 Park Place Entertainment Corporation Corporate Services Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

              99.6 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

              99.7 Tax Allocation and Indemnity Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

              99.8 Third Amendment, dated as of December 31, 1998, to the Registrant's 1984 Stock Option and Stock Appreciation Rights Plan

              99.9 Fourth Amendment, dated as of December 31, 1998, to the Registrant's 1990 Stock Option and Stock Appreciation Rights Plan

              99.10 First Amendment, dated as of December 31, 1998, to the
                    Registrant's Chief Executive Stock Incentive Plan

              99.11 First Amendment, dated as of December 31, 1998, to the
                    Registrant's 1997 Independent Director Stock Option Plan

              99.12 Second Amendment, dated as of December 31, 1998, to the
                    Registrant's Employee Stock Purchase Plan

              99.13 Employment Agreement dated as of December 31, 1998 between the Registrant and Stephen F. Bollenbach

              99.14 Press Release of Hilton Hotels Corporation, dated
                    December 31, 1998

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

                              By:  /s/    THOMAS E. GALLAGHER
                                   ------------------------------
                                   Name:  Thomas E. Gallagher
Dated: January 8, 1999             Title: Executive Vice President and
                                          General Counsel


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                                 Exhibit Index

       Exhibit
       Number   Description
       ------   -----------
        4.1     First Supplemental Indenture dated December 31, 1998 by and among the Registrant, BNY Western Trust Company, as Trustee and Park Place Entertainment Corporation to the Indenture dated as of April 15, 1997 between the Registrant and BNY
                Western Trust Company, as Trustee

       99.1 Distribution Agreement dated as of December 31, 1998 between the Registrant and Park Place Entertainment Corporation

       99.2 Debt Assumption Agreement dated as of December 31, 1998 between the Registrant and Park Place Entertainment Corporation

       99.3 Assignment and License Agreement dated as of December 31, 1998 by and between the Registrant, Conrad International Royalty Corporation and Park Place Entertainment Corporation

       99.4 Hilton Hotels Corporation Corporate Services Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

       99.5 Park Place Entertainment Corporation Corporate Services Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

       99.6 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

       99.7 Tax Allocation and Indemnity Agreement dated as of December 31, 1998 by and between the Registrant and Park Place Entertainment Corporation

       99.8 Third Amendment, dated as of December 31, 1998, to the Registrant's 1984 Stock Option and Stock Appreciation Rights Plan

       99.9 Fourth Amendment, dated as of December 31, 1998, to the Registrant's 1990 Stock Option and Stock Appreciation Rights Plan

       99.10 First Amendment, dated as of December 31, 1998, to the Registrant's Chief Executive Stock Incentive Plan

       99.11 First Amendment, dated as of December 31, 1998, to the Registrant's 1997 Independent Director Stock Option Plan

       99.12 Second Amendment, dated as of December 31, 1998, to the Registrant's Employee Stock Purchase Plan

       99.13 Employment Agreement dated as of December 31, 1998 between the Registrant and Stephen F. Bollenbach

       99.14    Press Release of Hilton Hotels Corporation, dated
                December 31, 1998


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